Exhibit 10.64

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT FEDEX TREATS AS PRIVATE OR CONFIDENTIAL.

FedEx Contract #12-0527-022

Supplemental Agreement No. 10

to

Purchase Agreement No. 3712

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 767-3S2F Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of May 10, 2017 by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H :

A. WHEREAS, the parties entered into Purchase Agreement No. 3712, dated December 14, 2011 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 767-3S2F Aircraft (the Aircraft); and

B. WHEREAS, Customer desires to reschedule the delivery month of four (4) Aircraft as set forth in the table below (SA-10 Accelerated Aircraft); and

Current Delivery Month & Year	Revised Delivery Month & Year	Block	Table Reference	MSN
[*]	[*]	Block C	Table 1-B	43551
[*]	[*]	Block E	Table 1-A2	63094
[*]	[*]	Original Block	Table 1-A	42728
[*]	[*]	Block C	Table 1-A1	62498

C. WHEREAS, Boeing has agreed to provide additional business considerations in consideration of the acceleration of the SA-10 Accelerated Aircraft.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

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Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

BOEING PROPRIETARY

S10-1

Supplemental Agreement No. 10 to

Purchase Agreement No. 3712

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1. Remove and replace, in its entirety, the Table of Contents with the revised Table of Contents, attached hereto, to reflect the changes made by this Supplemental Agreement No. 10.

2. Boeing and Customer acknowledge and agree that upon execution of this Supplemental Agreement No. 10 the four (4) Aircraft described in Recital Paragraph B above are hereby rescheduled as described herein.

3. Revise and replace in its entirety, Table 1-A with a revised Table 1-A, attached hereto, to reschedule the delivery month of one (1) Aircraft as identified in Recital Paragraph B above.

4. Revise and replace in its entirety, Table 1-A1 with a revised Table 1-A1, attached hereto, to reschedule the delivery month of one (1) Aircraft as identified in Recital Paragraph B above.

5. Revise and replace in its entirety, Table 1-A2 with a revised Table 1-A2, attached hereto, to reschedule the delivery month of one (1) Aircraft as identified in Recital Paragraph B above.

6. Revise and replace in its entirety, Table 1-B with a revised Table 1-B, attached hereto, to reschedule the delivery month of one (1) Aircraft as identified in Recital Paragraph B above.

7. Revise and replace in its entirety Attachment 4 to Letter Agreement FED-PA-03712-LA-1106156R2, Option Aircraft, attached hereto, to reflect the reschedule of the four (4) Aircraft described in Recital Paragraph B above.

8. Add Letter Agreement 6-1162-LKJ-0744, Special Considerations – SA-10 Accelerated Aircraft, attached hereto, to reflect additional business considerations to be provided in consideration of the acceleration of the SA-10 Accelerated Aircraft.

9. Boeing acknowledges that as a result of the reschedule of the four (4) Aircraft described in Recital Paragraph B above Customer will have [*] applicable to each such Aircraft. Boeing will [*].

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Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

BOEING PROPRIETARY

S10-2

Supplemental Agreement No. 10 to

Purchase Agreement No. 3712

10. This Supplemental Agreement No. 10 to the Purchase Agreement shall not be effective until executed and delivered by the parties on or prior to May 11, 2017.

BOEING PROPRIETARY

S10-3

Supplemental Agreement No. 10 to

Purchase Agreement No. 3712

EXECUTED as of the day and year first above written.

THE BOEING COMPANY

By:	/s/ L. Kirsten Jensen
Its:	Attorney-In-Fact

FEDERAL EXPRESS CORPORATION

By:	/s/ Phillip C. Blum
Its:	Vice President Aircraft Acquisition

BOEING PROPRIETARY

S10-4

TABLE OF CONTENTS

ARTICLES		SA Number
1	Quantity, Model and Description
2	Delivery Schedule
3	Price
4	Payment
5	Additional Terms

TABLES
1-A	Firm Aircraft Information Table	10
1-A1	Block C Aircraft Information Table	10
1-A2	Block E, Block F and Block G Aircraft Information Table	10
1-B	Exercised Option Aircraft Information Table	10
1-B1	Exercised Block D Option Aircraft Information Table	2
1-C	Exercised Purchase Right Aircraft Information Table	2

EXHIBIT
A	Aircraft Configuration	4
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment/Airframe and Optional Features
BFE1	BFE Variables	2
CS1	Customer Support Variables
EE1	Engine Escalation, Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

FED-PA-03712		SA-10

BOEING PROPRIETARY

LETTER AGREEMENTS		SA Number

LA-1106151R2	LA-Special Matters Concerning [*] – Option
	Aircraft and Certain Purchase Right Aircraft	6
LA-1106152	LA-Special Matters Concerning [*] – Firm Aircraft
LA-1106153	LA-Liquidated Damages Non-Excusable Delay
LA-1106154R2	LA-Firm Aircraft and Option Aircraft Delivery Matters	6
LA-1106155	LA-Open Configuration Matters
LA-1106156R2	LA-Option Aircraft	6
	Attachment 1 to LA-1106156R2	8
	Attachment 2 to LA-1106156R2	6
	Attachment 3 to LA-1106156R2	8
	Attachment 4 to LA-1106156R2	10
LA-1106157	AGTA Amended Articles
LA-1106158R3	LA-Right to Purchase Additional Aircraft	8
LA-1106159R1	LA-Special Matters Concerning [*]	1
LA-1106160	LA-Spare Parts Initial Provisioning
LA-1106163	LA-Demonstration Flight Waiver
LA-1106177R1	LA-[*]	6
LA-1106207R1	LA-Special Matters Firm Aircraft	1
LA-1106208R1	LA-Special Matters Option Aircraft	1
LA-1106574R1	LA-Agreement for Deviation from the [*]	6
LA-1106584R4	LA-Aircraft Performance Guarantees	6
LA-1106586	LA-Miscellaneous Matters
LA-1106614R2	LA-Special Matters for Purchase Right Aircraft	8
LA-1106824	LA-Customer Support Matters
LA-1208292R2	LA-Special Matters Concerning Escalation – Block B, Block C, Block E, Block F and Block G Aircraft	6
LA-1208296R1	LA-Special Matters for Block D Option Aircraft	6
LA-1208949	LA-Special Matters Block C Aircraft in Table 1-A1	1
6-1162-SCR-146R1	LA Special Provision – Block B and Block G Aircraft	6
LA-1306854R1	Performance Guarantees, Demonstrated Compliance	6
6-1162-LKJ-0696R6	LA-[*]	6
6-1162-LKJ-0705	LA-Special Matters for Block E, Block F and Block G Aircraft in Table 1-A2
6-1162-LKJ-0707	LA- Agreement Regarding [*]	6

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Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

FED-PA-03712		SA-10

BOEING PROPRIETARY

6-1162-LKJ-0709	[*] Special Matters	6
6-1162-LKJ-0728	Special Matters – SA-8 Early Exercise Aircraft	8
6-1162-LKJ-0744	Special Considerations – SA-10 Accelerated Aircraft	10

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Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

FED-PA-03712		SA-10

BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	June 29, 2012

Supplemental Agreement No. 2	October 8, 2012

Supplemental Agreement No. 3	December 11, 2012

Supplemental Agreement No. 4	December 10, 2013

Supplemental Agreement No. 5	September 29, 2014

Supplemental Agreement No. 6	July 21, 2015

Supplemental Agreement No. 7	April 18, 2016

Supplemental Agreement No. 8	June 10, 2016

Supplemental Agreement No. 9	February 16, 2017

Supplemental Agreement No. 10	May 10, 2017

FED-PA-03712		SA-10

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-LKJ-0744

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	Special Considerations – SA-10 Accelerated Aircraft

Reference:	(a) Purchase Agreement No. PA-3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

(b) Letter Agreement FED-PA-03712-LA-1106177R1, [*]

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. Background.

Supplemental Agreement No. 10 to the Purchase Agreement provides for the acceleration of four (4) SA-10 Accelerated Aircraft with resulting revised delivery months as set forth below.

Revised Delivery Month & Year	Block	Table Reference	MSN
[*]	Block C	Table 1-B	43551
[*]	Block E	Table 1-A2	63094
[*]	Original Block	Table 1-A	42728
[*]	Block C	Table 1-A1	62498

In consideration of Customer’s acceleration of the SA-10 Accelerated Aircraft Boeing will provide to Customer the following business considerations.

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Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

6-1162-LKJ-0744	SA-10

Special Considerations – SA-10 Accelerated Aircraft	Page 1

BOEING PROPRIETARY

2. [*]

    [*]

3. [*]

    [*]

4.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to

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Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

6-1162-LKJ-0744	SA-10

Special Considerations – SA-10 Accelerated Aircraft	Page 2

BOEING PROPRIETARY

its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

Very truly yours,

THE BOEING COMPANY

By	/s/ L. Kirsten Jensen
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 10, 2017

FEDERAL EXPRESS CORPORATION

By	/s/ Phillip C. Blum
Its	Vice President

Omitted Attachments

Certain attachments to this exhibit regarding delivery and pricing of certain B767F aircraft manufactured by The Boeing Company for FedEx have been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. FedEx will furnish supplementally copies of these attachments to the Securities and Exchange Commission or its staff upon request.

6-1162-LKJ-0744	SA-10

Special Considerations – SA-10 Accelerated Aircraft	Page 3

BOEING PROPRIETARY